UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 25, 2007

IMMUNOSYN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	_____ (Commission File Number)	20-5322896 (I.R.S. Employer Identification No.)

4225 Executive Square, Suite 260,
La Jolla, CA 92037
(Address of Principal Executive Offices and Zip Code)

(858) 200-2320
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION I – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On October 25, 2007, Argyll Biotechnologies, LLC (“Argyll Biotech”) and Immunosyn Corporation (the “Company”) entered into an Amended and Restated License Agreement effective as of September 26, 2006 (the "Amended License Agreement") pursuant to which Argyll Biotech expanded its grant of rights to the Company to include the exclusive worldwide right to market, distribute, sell and promote SF-1019 in its current form for multiple uses including the treatment of any and all diseases and pathological conditions (not just CIDP, diabetic neuropathy and diabetic ulcers).  The Company is further granted the rights to any improvement of SF-1019 and other compounds which are developed under the same technology platform and which are chemically similar to SF-1019.  In conjunction, the Company also obtained an exclusive, worldwide license from Argyll Biotech to all intellectual property owned by or assigned to Argyll Biotech for the purpose of marketing, distribution, sale and promotion of SF-1019.  The term of the Amended License Agreement is revised to be the later of 10 years from the date when SF-1019 is first commercially sold or the date when the patent coverage for SF-1019 expires. The Company continues to have the right of first offer to enter into additional license agreements for uses of other compounds which are developed by Argyll Biotech and which are not already covered under the Amended License Agreement. Further, the parties agreed that the purchase price of SF-1019 sold by Argyll Biotech to Immunosyn will be 40% of the “Gross Sale Price” (as defined) of SF-1019.

Argyll Biotech owns approximately 54% of the Company's common stock and is the Company's largest shareholder. The Amended License Agreement is between related entities and was not negotiated in an arms length transaction.

SECTION 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

The Registrant is furnishing as Exhibit 99.1 to this Form 8-K a copy of a presentation containing company information presented to brokers and financial institutions at the Financial Services Exchange (FSX) Investment Conference on Thursday, October 25, 2007.

The information contained in this Item 7.01 and the related exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 or exhibits related to this Item 7.01 on this Form 8-K shall not be deemed an admission as to the materiality of any information in the referenced items and are being disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with, or incorporated by reference into, this Current Report.

Exhibit Number	Description

10.1	Amended and Restated License Agreement between Immunosyn Corporation and Argyll Biotechnologies, LLC, dated as of October 25, 2007 and effective as of September 26, 2006.

99.1	Presentation of Immunosyn Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 25, 2007

IMMUNOSYN CORPORATION
By:	/s/ Douglas McClain, Jr.
Douglas McClain, Jr. Chairman of the Board